SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       December 9, 1997


                       Palomar Medical Technologies, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                                                         04-3128178
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(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)                File Number)           Identification No.)


45 Hartwell Avenue,        Lexington, Massachusetts                        02173
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code:   781-676-7300
                                                   -----------------------------



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 9, 1997 Palomar Medical Technologies, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Agreement") with Biometric Technologies Corporation ("BTC") and Dynaco Corp. ("Dynaco"). The Company is the owner of 100% of the issued and outstanding stock of Dynaco. Comtel Electronics, Inc. ("Comtel"), Dynamem, Inc. ("Dynamem") and Electronic Packaging Interconnect Corp. ("EPIC") are, in turn, subsidiaries of Dynaco. Prior to this transaction, all of the assets and related liabilities of Dynaco's Indra Technologies division were transferred to EPIC. BTC was formed jointly by Dynaco's President and the Chairman of its Board with the Company's consent, to purchase the Dynaco, Comtel, Dynamem and EPIC subsidiaries. These gentlemen also serve on the boards of Comtel and Dynamem. The Agreement contemplates a two-phase transaction: in the recently completed Phase I, BTC acquired all of the issued and outstanding stock of Comtel, Dynamem and EPIC. Concurrently, Comtel transferred upstream to the Company certain liabilities relating to bank loans made to Comtel, and Comtel's business relating to New Media, Inc., including certain related assets and liabilities. In Phase II, which shall occur upon the earlier to occur of BTC's initial public offering of stock or June 30, 1998, BTC will purchase all of the issued and outstanding stock of Dynaco. The Phase I purchase price was $3,654,000: $850,000 evidenced by a promissory note due
February 15, 1998 bearing interest at the rate of prime plus two percent and secured by a Pledge and Security Agreement, and $2,804,000 evidenced by a promissory note due December 31, 2002 bearing interest at the prime rate. The Phase II purchase price is $5,346,000, subject to certain adjustments as defined in the Agreement: $2,673,000 to be paid in cash, and the balance to be paid in shares of BTC common stock having a fair market value equal to $2,673,000. Alternatively, the Company may elect to have the entire Phase II purchase price paid in cash, in which case the price shall be $3,500,000. Upon the Phase II closing, BTC shall additionally issue the Company a warrant to purchase for $.01 per share a number of shares of BTC's voting common stock with a fair market value of $850,000, exercisable only upon certain triggering events, as defined in the Agreement. The Company has committed to fund the operations of Dynaco through the Phase II closing in accordance with pre-determined funding requirements, provided that the need for such funding is both justified by Dynaco and necessary to maintain Dynaco as a viable business or going concern. The consideration was based on the net book value, liquidation value and anticipated cash required to fund future operations and/or liquidate the businesses of Dynaco, Dynamem, Comtel and EPIC.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits




                       PALOMAR MEDICAL TECHNOLOGIES, INC.

         INDEX TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS



Pro Forma Consolidated Condensed Balance Sheet as of September 30, 1997                                          F-1

Note to Pro Forma Consolidated Condensed Balance Sheet as of September 30, 1997                                  F-2

Pro Forma Consolidated Condensed Statements of Operations for the year ended
          December 31, 1996 and for the nine months ended September 30, 1997                                     F-3

Notes to Pro Forma Consolidated Condensed Statements of Operations for the year ended
          December 31, 1996 and for the nine months ended September 30, 1997                                     F-5


               PALOMAR MEDICAL TECHNOLOGIES, INC. AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEETS
                            As of September 30, 1997
                                   (Unaudited)

                                         Historical                                                                      Pro Forma
                                        September 30,            Pro Forma                   Pro Forma                 September 30,
                                           1997                  Dynaco (a)              Other Adjustments                 1997
                                        -------------          -------------       ------------------------------      -------------
ASSETS

Current Assets:
     Cash and cash equivalents        $    12,658,099          $    (505,817)       $         -      $          -     $  12,152,282
     Marketable securities                  2,432,375                      -                  -                 -         2,432,375
     Accounts receivable, net              17,403,792             (5,642,450)                 -                 -        11,761,342
     Inventories, net                      22,393,482             (6,570,791)                 -                 -        15,822,691
     Loans to officers                      1,549,388                      -                  -                 -         1,549,388
     Notes receivable related parties               -                      -  (d)     9,850,000 (e)     6,327,000         3,523,000
     Other current assets                   3,354,142               (306,689)                 -                 -         3,047,453
                                      ---------------          -------------        -----------      ------------     --------------
          Total current assets             59,791,278            (13,025,747)         9,850,000         6,327,000        50,288,531
                                      ---------------          -------------        -----------      ------------     --------------

Property and Equipment, at Cost, Net       11,396,181             (5,039,112)                 -                 -         6,357,069
                                      ---------------          -------------        -----------      ------------     --------------
Other Assets:
     Cost in excess of net assets
          acquired, net                     3,451,106               (997,139)                 -                 -         2,453,967
     Intangible assets, net                   778,321                (41,191)                 -                 -           737,130
     Deferred costs                         1,571,603                      -                  -                 -         1,571,603
     Long-term investments                    500,000                      -                  -                 -           500,000
     Other assets                           1,548,162               (428,709)                 -                 -         1,119,453
                                      ---------------          -------------        -----------      ------------     --------------
          Total other assets                7,849,192             (1,467,039)                 -                 -         6,382,153
                                      ---------------          -------------        -----------      ------------     --------------
                                      $    79,036,651          $ (19,531,898)       $ 9,850,000      $  6,327,000     $  63,027,753

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:

     Revolving lines of credit        $     4,315,397          $  (4,315,397)       $         -      $          -     $            -
     Current portion of long-term debt      4,104,793               (462,851)                 -                 -         3,641,942
     Accounts payable                      14,311,407             (4,374,239)                 -                 -         9,937,168
     Accrued expenses                      23,651,346             (1,268,512)                 -                 -        22,382,834
                                      ---------------          -------------        -----------      ------------     --------------
          Total current liabilities        46,382,943            (10,420,999)                 -                 -        35,961,944
                                      ---------------          -------------        -----------      ------------     --------------

Long-Term Debt,
     Net of Current Portion                18,974,067               (541,039)                 -                 -        18,433,028
                                      ---------------          -------------        -----------      ------------     --------------

Intercompany Payable                                             (18,935,178)                 - (b)    18,935,178                 -
                                      --------------           -------------        -----------      ------------     --------------
Minority Interest                          5,148,929                       -                  -                 -         5,148,929
                                      --------------           -------------        -----------      ------------     --------------

Stockholders' Equity:
     Preferred stock, $.01 par value-           244                        -                  -                 -               244
     Common stock, $.01 par value-          397,506                        -                  -                 -           397,506
     Additional paid-in capital         143,643,354               (1,300,000)                 -  (b)    1,300,000       143,643,354
     Accumulated deficit               (133,366,880)              11,665,318 (b)     11,665,318                 -      (138,413,740)
                                                                             (c)      5,046,860
     Subscriptions receivable
           from related party              (504,653)                                                                       (504,653)
     Less: Treasury stock-
          (345,000 shares at cost)       (1,638,859)                       -                  -                 -        (1,638,859)
                                      -------------            -------------       ------------      ------------     --------------
          Total stockholders' equity      8,530,712               10,365,318         16,712,178         1,300,000         3,483,852
                                      -------------            -------------       ------------      ------------     --------------

                                      $  79,036,651            $ (19,531,898)      $ 16,712,178      $ 20,235,178     $  63,027,753
                                      =============            =============       ============      ============     ==============

                                                                                   $ 26,562,178      $ 26,562,178

                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

                               SEPTEMBER 31, 1997
                                   (Continued)

                                   (Unaudited)



Note (1)

     The accompanying pro forma consolidated condensed balance sheet as of September 30, 1997 assumes that the disposition of Dynaco and its wholly owned subsidiaries, Comtel, Dynamem and EPIC, took place on the on last reported balance sheet date, September 30, 1997. The accompanying pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations which would have actually been reported had the disposition been in effect during the periods presented, or which may be presented in the future. The accompanying pro forma financial statements should be read in conjunction with the Company's historical financial statements and notes thereto.

Note (2)

     The following pro forma adjustments are required to calculate the Company's loss on the disposition of Dynaco and its wholly owned subsidiaries Comtel, Dynamem and EPIC, based on its net asset values on September 30, 1997 (the balance sheet date). Such allocations may be revised to reflect the actual costs of this transaction as of December 9, 1997 (the disposition date).

(a)  To eliminate Dynaco's pro forma assets, liabilities and equity.


              Other Pro Forma Adjustments                             Net Amount
              ---------------------------                             ----------

(b)  To account for Palomar's net investment basis in Dynaco.        (8,569,860)

(c)  To record the loss on the disposition.                           5,046,860

(d)  To  record  promissory  notes  received  with  regard
     to the  disposition.                                             9,850,000

(e)  To  reflect   reserves  to  be  recorded  on  promissory
     notes  received.                                                (6,327,000)

              PALOMAR MEDICAL TECHNOLOGIES, INC. AND SUBSIDIARIES

           PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                      For The Year Ended December 31, 1996
                                  (Unaudited)


                                                                  Pro Forma               Pro Forma
                                                Palomar            Dynaco (a)         Other Adjustments            Pro Forma
                                            -------------       -------------         -----------------         ----------------

Revenues                                    $  70,098,443       $ (32,838,633)        $               -         $     37,259,810

Cost of Revenues                               63,177,555         (31,922,819)                        -               31,254,736
                                            -------------       -------------         -----------------         ----------------

       Gross profit                             6,920,888            (915,814)                        -                6,005,074
                                            -------------       -------------         -----------------         ----------------

Operating Expenses

       Research and development                 7,977,085            (344,502)                        -                7,632,583
       Sales and marketing                     11,420,943          (1,483,640)                        -                9,937,303
       General and administrative              21,569,054          (4,883,533)                        -               16,685,521
       Business development
            and other financing costs           2,879,603                   -                         -                2,879,603
       Settlement and litigation costs          2,255,000                   -                         -                2,255,000
       Merger expenses                            443,780                   -                         -                  443,780
                                            -------------       -------------         -----------------         ----------------

              Total operating expenses         46,545,465          (6,711,675)                        -               39,833,790
                                            -------------       -------------         -----------------         ----------------

              Loss from operations            (39,624,577)          5,795,861                         -              (33,828,716)
                                            -------------       -------------         -----------------         ----------------

Interest Expense                               (1,443,564)            585,946                   189,168  (b)            (668,450)

Interest Income                                 1,586,620            (195,028)                        -                1,391,592

Net Gain on Trading Securities                  2,033,371                   -                         -                2,033,371

Loss on Dynaco Disposition                              -                   -                (5,046,860) (d)          (5,046,860)

Gain On Sale of Stock of a Subsidiary           3,830,000                   -                         -                3,830,000

Other Income (Expense)                         (4,245,642)           (174,505)                3,690,000  (c)            (730,147)
                                            -------------       -------------         -----------------         ----------------

       Net loss                             $ (37,863,792)      $   6,012,274         $      (1,167,692)        $    (33,019,210)
                                            =============       =============         =================         ================

Net Loss Per Common Share                          $(1.49)                                                                $(1.31)
                                            =============                                                       ================

Weighted Average Number of
    Common Shares Outstanding                 26,166,538                                                              26,166,538
                                            ============                                                        ================

              PALOMAR MEDICAL TECHNOLOGIES, INC. AND SUBSIDIARIES

           PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                  For The Nine Months Ended September 30, 1997
                                  (Unaudited)


                                                                     Pro Forma             Pro Forma
                                                 Palomar             Dynaco (a)        Other Adjustments            Pro Forma
                                            -------------       ----------------       -----------------        ----------------

Revenues                                    $  63,206,446       $    (24,480,140)      $               -        $   38,726,306

      Cost of Revenues                         62,311,152            (25,739,141)                      -            36,572,011
                                            -------------       ----------------       -----------------        --------------

             Gross profit (loss)                  895,294              1,259,001                                     2,154,295
                                            -------------       ----------------       -----------------        --------------

      Operating Expenses

             Research and development           9,508,833               (390,326)                      -             9,118,507
             Sales and marketing               11,913,675             (1,853,537)                      -            10,060,138
             General and administrative        16,681,599             (2,469,021)                      -            14,212,578
             Business development and
               other financing costs            2,061,339                      -                       -             2,061,339
             Pooling-of-interest expenses               -                      -                       -                     -
             Settlement and litigation costs    3,550,000               (351,000)                      -             3,199,000
             Restructuring and asset write-off
               costs                            9,426,491             (2,900,000)                      -             6,526,491
                                            -------------       ----------------       -----------------        --------------

                   Total operating expenses    53,141,937             (7,963,884)                      -            45,178,053
                                            -------------       ----------------       -----------------        --------------

                   Loss from operations       (52,246,643)             9,222,885                       -           (43,023,758)
                                            -------------       ----------------       -----------------        --------------

      Interest Expense                         (4,640,276)               764,114                 576,459 (b)        (3,299,703)

      Interest Income                             664,276               (111,567)                      -               552,709

      Net Gain on Trading Securities              995,624                      -                       -               995,624

      Asset Write-off                         (13,547,759)             1,200,000               2,400,000 (c)        (9,947,759)

      Other Expense                            (1,298,720)               561,508                       -              (737,212)

      Minority Interest in Loss of Subsidiary   2,905,796                      -                       -             2,905,796
                                            -------------       ----------------       -----------------        --------------

             Net loss                       $ (67,167,702)      $     11,636,940       $       2,976,459        $  (52,554,303)
                                            =============       ================       =================        ==============

      Net Loss Per Common Share (Note 6)           $(2.15)                                                              $(1.70)
                                            =============                                                       ==============

      Weighted Average Number of
          Common Shares Outstanding            32,758,019                                                           32,758,019
                                            =============                                                       ==============


                       PALOMAR MEDICAL TECHNOLOGIES, INC.

            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED DECEMBER 31, 1996 AND NINE MONTHS ENDED SEPTEMBER 30, 1997
                                   (Continued)

                                   (Unaudited)



Note (1)

     The accompanying pro forma consolidated condensed statements of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 assumes that the disposition of Dynaco and its wholly owned subsidiaries, Comtel, Dynamem and EPIC, took place on January 1, 1996, the beginning of the Company's most recent fiscal year ended December 31, 1996. The accompanying pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations which would have actually been reported had the disposition been in effect during the periods presented, or which may be presented in the future. The accompanying pro forma financial statements should be read in conjunction with the Company's historical financial statements and notes thereto.

Note (2)

The following pro forma adjustments are required to calculate the pro forma consolidated condensed statements of operations described above.


(a) Represents the pro forma effects of Dynaco's operations on the consolidated statement of operations for the year ended December 31, 1996 and the nine months ended September 31, 1997.

                           OTHER PRO FORMA ADJUSTMENTS

(b) Pro forma interest expense has been calculated based on Dynaco's percentage funding by the Company for the year ended December 31, 1996 and nine months ended September 30, 1997.

(c) Represents loss incurred relating to the Company's investment in New Media, a significant customer of Comtel, a Dynaco subsidiary, as disclosed in the Company's Form 10-KSB, as amended, as of and for the year ended December 31, 1996.

(d) To reflect the loss on disposition as calculated based on the net book value of Dynaco and its subsidiaries as of September 30, 1997.

EXHIBIT NO.                TITLE


     2 Stock Purchase Agreement dated December 9, 1997 by and among the Company, BTC and Dynaco, and related exhibits






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PALOMAR MEDICAL TECHNOLOGIES, INC.



Date:    December 23, 1997                   By:           /s/
                                                 -------------------------------
                                                 Name:    Louis P. Valente
                                                 Title:   President and Chief
                                                          Executive Officer